UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 3, 2016, the Board of Directors ( the "Board") of ADMA Biologics, Inc., a Delaware corporation (the "Company") adopted amended and restated bylaws (the "Bylaws"), effective as of the same date. The Bylaws amend and restate, in their entirety, the Company's previously existing bylaws (the "Old Bylaws").  The purpose and effect of the amendments to the Old Bylaws is briefly summarized below.

Provisions Added to Bylaws

The following new provisions, among others, were added to the Bylaws, and had no corresponding provision in the Old Bylaws:

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Advance Notice Provisions.  The Bylaws establish an advance notice provision, providing that only the  business properly brought before stockholders at an annual meeting will be conducted at such meeting.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must provide timely notice in writing to the Company’s Secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the one hundred twentieth (120th) day prior to such annual meeting and not later than either the ninetieth (90th) day prior to such annual meeting, or the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made. In addition, the Bylaws provide that, if there has been any material change in the information provided or required to be provided in the stockholder’s notice, such notice must be updated and supplemented as of the record date for the annual meeting and five (5) business days before the annual meeting, or any adjournment or postponement of the annual meeting. The stockholder’s notice to the Company must include certain enumerated information about the proposal as set forth in the Bylaws as well as information on the stockholder giving notice, any affiliates or associates of such stockholder, and any other person with whom such stockholder is acting in concert.  The advance notice provisions contain additional provisions customary to ensure compliance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”).

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Rules for Conduct of Meetings of Stockholders.  The Bylaws establish the Board's authority to make such rules or regulations for the conduct of meetings of stockholders as it deems necessary, appropriate or convenient.

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Execution of Corporate Instruments and Voting of Securities Owned by Company.  The Bylaws establish the Board's authority to determine the method and designate the signatories to execute any corporate instrument, document or contract on behalf of the Company.  The Bylaws further establish that all stock and other securities of other corporations owned or held by the Company for itself, or for other parties in any capacity, will be voted by a designee  appointed by resolution of the Board, or if there is no resolution, by the Chairman of the Board, the CEO, President or Vice President of the Company.

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Transfer of Shares.  The Bylaws establish the Company's power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock, to restrict the transfer of shares of stock of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law (the "DGCL").

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Registered Stockholders.  The Bylaws establish the Company's entitlement to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and that the Company will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it has express or other notice thereof, except as otherwise provided by the laws of Delaware.

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Loans to Officers or Employees.  The Bylaws establish that, except as prohibited by law, including the Sarbanes-Oxley Act of 2002, the Company may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Company or of its subsidiaries, including any officer or employee who is a director of the Company or its subsidiaries, whenever, in the judgment of the Board, such loan, guarantee or assistance may reasonably be expected to benefit the Company.

In addition, the Bylaws contain certain other new provisions regarding, among others, the Company's execution of other securities of the Company, such as bonds and debentures; the Board's discretion to establish a reserve to meet contingencies prior to the payment of dividends and other clarifications regarding the procedures for the payment of dividends; and the indemnification of the Company's officers, directors, employees and other agents to the fullest extent not prohibited by the DGCL, including provisions concerning the advancement of expenses in certain situations and the contractual right of such covered persons to enforce the Company's indemnification obligations.

Provisions Modified in Bylaws

The Bylaws modified and clarified the following provisions, among others, contained in the old Bylaws:

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Place of Stockholder Meetings.  The Bylaws modified the place where stockholder meetings may be held to include the Board's authority to determine, in its sole discretion, to hold such a meeting solely by means of remote communication, as permitted under DGCL.  The Old Bylaws did not contemplate remote communication.

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Special Meetings of Stockholders.  The Bylaws clarified provisions contained in the Old Bylaws regarding special meetings of stockholders as enumerated therein, to include, among others (i) the means by which such a meeting may be called; (ii) the time and place of such a meeting; (iii) notice of such meetings; (iv) procedures to nominate directors for election at such a meeting; and (v) required compliance with the applicable rules and regulations under the 1934 Act.

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Adjournment of Stockholder Meetings in Absence of Quorum.  The Bylaws clarified the quorum provisions applicable to stockholder meetings contained in the Old Bylaws to include a provision that, in the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by the chairman of the meeting.

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Stockholder Action Without a Meeting.  To conform the Bylaws to the Company's Certificate of Incorporation, as amended (the "Charter"), the Bylaws deleted the provision in the Old Bylaws permitting stockholders to take action without meeting, and replaced it with a provision that does not permit stockholders to take action except at an annual or special meeting of stockholders called in accordance with the Bylaws, and which further prohibits stockholders from taking action by written consent or by electronic transmission.

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Number and Term of Directors.  The Bylaws clarified provisions in the Old Bylaws concerning the composition of the Board by including a provision that provides for the Board to consist of not less than one (1) but not more than nine (9) directors, and further conformed the classified structure of the Board to that set forth in the Charter.  The Old Bylaws provided that the number of directors could be increased or decreased from time to time by action of the stockholders or of the directors, or, if the number was not fixed, the number would be one (1).  The Old Bylaws did not contain a separate provision on the classified structure of the Board, but instead referred to the Charter, where such provision resides.

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Removal of Directors.  The Bylaws amended the provisions of the Old Bylaws regarding the removal of directors by replacing a provision that permitted directors of the Company to be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, with a modified provision that provides, subject to the rights of holders of any series of preferred stock to elect additional directors under specified circumstances, that neither the Board nor any individual director may be removed without cause, and further provides, subject to any limitation imposed by law, that the removal of a director for cause requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all then outstanding shares of capital stock of the Company entitled to vote generally at an election of directors.

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Quorum at Meetings of Directors.  The Bylaws amended the provisions of the Old Bylaws regarding the quorum requirements for meetings of the Board by allowing the presence of one-third of the directors on the Board to constitute a quorum for questions regarding indemnification arising under the Bylaws.  Generally, and expect for the matters enumerated therein, the Bylaws are otherwise consistent with the Old Bylaws that a majority of the Board constitutes a quorum for meetings of the directors.

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Officers.  The Bylaws amended the provisions of the Old Bylaws regarding the designation of officers by inserting a new provision providing that the Chairman of the Board will not be deemed an officer of the Company unless so designated by the Board.

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Amendment of Bylaws.  The Bylaws amended the provisions of the Old Bylaws to modify the process by which the bylaws may be amended.  In particular, the Bylaws (i) require approval of a majority of the authorized number of directors to adopt, amend or repeal the bylaws; whereas the Old Bylaws required the unanimous written consent of the Board, and (ii) permit stockholders to amend the Bylaws with the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class; whereas the Old Bylaws did not permit stockholders to amend the bylaws.

In addition, the Bylaws clarified certain other provisions present in the Old Bylaws, including, among others, the notice requirements for a stockholders meeting; the impact of separate voting by a class or series of classes on quorum at a stockholders' meeting; voting mechanics regarding joint owners of stock; access to the Company's list of stockholders; notice requirements for meetings of the board of directors; the establishment, composition and operation of certain committees of the Board, and procedures for committee meetings; and the enumeration of duties for certain officers, including the Chief Executive Officer, President, Secretary, Chief Financial Officer and Treasurer.

Provisions Deleted from Old Bylaws

The Bylaws deleted and removed provisions of the Old Bylaws relating to, among others, fractional shares, inspector of elections, board of advisors and director qualifications.

The foregoing description of various amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws adopted by the Board on October 3, 2016, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference in this Item 5.03 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws, adopted on October 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 7, 2016	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
Name: Brian Lenz
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws, adopted on October 3, 2016